UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2009

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California	90502
(Address of Principal Executive Offices)	(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Officer Resignation

On December 14, 2009, John E. Simmons resigned as an officer of Farmer Bros. Co., a Delaware corporation (the “Company”), and also resigned all directorships and offices in any Company subsidiary. To assist in the transition of his responsibilities, Mr. Simmons’ last day of employment with the Company will be February 28, 2010. Until such time, Mr. Simmons will remain a full-time employee of the Company at his existing base salary and with such benefits as accrue to his employment status under Company benefit plans.

(d)	Appointment of Directors

On December 10, 2009, at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of the Company elected Jeanne Farmer Grossman and John H. Merrell to serve as Class III directors of the Company for a three-year term of office expiring at the 2012 Annual Meeting of Stockholders. Ms. Grossman has been appointed to the Compensation and Nominating Committees. Mr. Merrell will continue to serve as Chairman of the Audit Committee and member of the Compensation and Nominating Committees.

In connection with their service as directors, Ms. Grossman and Mr. Merrell will receive the Company’s standard non-employee director compensation. As a new director, Ms. Grossman and the Company will enter into the Company’s standard form of Indemnification Agreement for directors and officers, pursuant to which the Company will, to the extent permitted by applicable law, indemnify and hold harmless Ms. Grossman against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of her status as a director. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which is filed herewith as Exhibit 10.1 (to update the schedule of indemnitees), and is incorporated herein by reference. Mr. Merrell previously entered into the same agreement with the Company.

(e)	Equity Awards

Non-Employee Directors

In conjunction with the Annual Meeting, the Board of Directors, in accordance with the provisions of the Farmer Bros. 2007 Omnibus Plan (the “Omnibus Plan”), granted to each of the Company’s non-employee members of the Board 2,173 shares of restricted stock based on the closing price of the Company’s common stock as reported on the Nasdaq Global Market on December 10, 2009, the date of grant. The shares will vest ratably over three years, subject to the non-employee director’s continued service to the Company. The Board members who received this award were: Guenter W. Berger, Jeanne Farmer Grossman, Martin A. Lynch, Thomas A. Maloof, James J. McGarry and John H. Merrell. The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Named Executive Officers

In conjunction with the Annual Meeting, the Compensation Committee of the Board, in accordance with the provisions of the Omnibus Plan, approved grants of non-qualified stock options and restricted stock to certain of the Company’s employees, including the following grants to the Company’s Named Executive Officers:

Name	Title	Shares of Common Stock Issuable Upon Exercise of Options	Shares of Restricted Stock
Roger M. Laverty III	President and Chief Executive Officer	72,828	11,172
Drew. H. Webb	Executive Vice President and Chief Operating Officer	22,542	3,458
Heidi L. Modaro	Vice President Sales and Operations, Coffee & Tea	12,138	1,862
Hortensia R. Gómez	Vice President & Controller	3,468	532

The stock options have an exercise price equal to $18.41 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Market on December 10, 2009, the date of grant. The stock options have a seven year term expiring on December 10, 2016 and vest ratably over three years. The stock options were granted under the Omnibus Plan pursuant to the Company’s form of Stock Option Grant Notice and Stock Option Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

The shares of restricted stock vest on December 10, 2012. The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Fiscal 2010 Target Bonuses

The Compensation Committee of the Board previously established target incentive compensation awards under the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Plan”) for the Company’s Named Executive Officers shown in the table below as a percentage of base salary. The target incentive percentages result in target bonus dollar amounts, which are also shown in the table below.

Name	Title	Target Bonus	Percent of Fiscal 2010 Base Salary
Roger M. Laverty III	President and Chief Executive Officer	$318,750	75%
Drew H. Webb	Executive Vice President and Chief Operating Officer	$172,700	55%
John E. Simmons	Treasurer and Chief Financial Officer	$164,450	55%
Heidi L. Modaro	Vice President Sales and Operations, Coffee & Tea	$112,500	45%
Hortensia R. Gómez	Vice President & Controller	$45,000	25%

Due to his resignation as an officer of the Company as described under Item 5.02(b) above, Mr. Simmons will no longer be a participant in the Plan for fiscal 2010.

On December 10, 2009, the Compensation Committee determined that for purposes of fiscal 2010 bonus determinations under the Plan, the Company’s financial performance will be gauged by the level of operating cash flow (weighted at 70%) and net sales (weighted at 30%) as determined from the Company’s audited financial statements. “Operating cash flow” is defined as income from operations, after bonus accruals and excluding non-recurring items such as income from the sale of capital assets, plus depreciation and ESOP compensation expense. Subject to the Compensation Committee’s discretion under the Plan, threshold operating cash flow of $22.35 million must be achieved in fiscal 2010 to earn any bonus payout under the Plan. Assuming this threshold is achieved, a multiplier ranging from 0.0x to 1.5x will be assigned depending upon the level of achievement of operating cash flow and net sales.

On December 10, 2009, the Compensation Committee also assigned individual goals for fiscal 2010 to each of the Named Executive Officers shown in the table above (other than Mr. Simmons). The individual goals have not been included in this description in order to maintain the confidentiality of the Company’s confidential commercial or business information.

At the end of the fiscal year, bonus awards will be determined primarily by measuring the Company’s financial performance and the Named Executive Officer’s achievement of individual goals. The method for calculating bonus awards is set forth in the form of 2010 Target Award Notification Letter under the Plan, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

At the Annual Meeting, Roger M. Laverty III, President and Chief Executive Officer of the Company, addressed the attendees. An edited transcript of Mr. Laverty’s remarks is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The transcript attached hereto as Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

The Company cautions you that certain statements contained in the transcript attached hereto as Exhibit 99.1, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained therein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Users should not place undue reliance on the forward-looking statements, which speak only as of the date of the presentation. The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, our ability to successfully integrate the CBI and DSD Coffee Business acquisitions, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described from time to time in our filings with the SEC.

Item 8.01	Other Events

Stockholder Voting Results at Annual Meeting and Declaration of Quarterly Dividend

On December 15, 2009, the Company issued a press release announcing the stockholder voting results at the Annual Meeting and declaration of a quarterly dividend. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Of the 16,123,580 shares of common stock outstanding and entitled to vote at the Annual Meeting, 15,746,917 were represented at the meeting, or a 98% quorum.

At the Annual Meeting, stockholders:

1. Elected each of the following two (2) individuals to the Board of Directors to serve a three-year term as Class III directors until the Annual Meeting of Stockholders in 2012 and until their successors have been duly elected and qualified:

Director Nominee	Votes Cast For	Votes Withheld
John H. Merrell	14,398,011	1,348,906
Jeanne Farmer Grossman	15,219,524	527,393

2. Ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010. There were 15,027,736 votes for the appointment, 631,246 votes against the appointment, 87,935 abstentions and no broker non-votes.

Election of Officers

On December 10, 2009, the Board of Directors re-elected Roger M. Laverty III, President and Chief Executive Officer, Drew H. Webb, Executive Vice President and Chief Operating Officer, Heidi L. Modaro, Vice President Sales and Operations, Coffee & Tea, Hortensia Gómez, Vice President & Controller, and John M. Anglin, Secretary.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*

10.2	Form of Target Award Notification Letter (Fiscal 2010) Under Farmer Bros. Co. 2005 Incentive Compensation Plan*

10.3	Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

10.4	Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

99.1	Transcript of Remarks by Roger M. Laverty III, President and Chief Executive Officer of Farmer Bros. Co., at the 2009 Annual Meeting of Stockholders on December 10, 2009

99.2	Press Release of Farmer Bros. Co. announcing the results of stockholder voting at the 2009 Annual Meeting of Stockholders on December 10, 2009 and declaration of a quarterly dividend

*	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2009

FARMER BROS. CO.

By:	/s/ ROGER M. Laverty III
Name:	Roger M. Laverty III
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached)*

10.2	Form of Target Award Notification Letter (Fiscal 2010) Under Farmer Bros. Co. 2005 Incentive Compensation Plan*

10.3	Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

10.4	Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

99.1	Transcript of Remarks by Roger M. Laverty III, President and Chief Executive Officer of Farmer Bros. Co., at the 2009 Annual Meeting of Stockholders on December 10, 2009

99.2	Press Release of Farmer Bros. Co. announcing the results of stockholder voting at the 2009 Annual Meeting of Stockholders on December 10, 2009 and declaration of a quarterly dividend

*	Management contract or compensatory plan or arrangement.